This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC Capital
Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective Registration Statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such Registration Statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final Prospectus and Prospectus Supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The Issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the Issuer in connection with the proposed transaction.



MLMT 2005-MCP1                                                                                STRUCTURAL TERM SHEET       6/20/2005

                     MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

BOND RELATED COLLATERAL CHANGES SINCE RED:

1)   Tuscany at McCormick Ranch

                                                            RED                               BLACK      DIFFERENCE
     Cut-off Date Balance and Orig Bal              $13,976,548                         $13,972,977         -3571.0
     Interest Rate                                        6.05%                               6.06%           0.01%
     First Payment Date                               4/11/2005                            7/8/2005
     Seasoning                                                3                                   0              -3
     Remaining Amort Term                                   357                                 360               3
     Orig Bal term                                          120                                 117              -3
     Monthly P&I                                       84682.71                            84314.83         -367.88
     Prepayment String                                                          LO(24),Def(89),O(4)

2)   The Westchester
                                                            RED                               BLACK      DIFFERENCE
     Gross Coupon                                         4.668                              4.6901           0.022

3)   Queen K
                                                            RED                               BLACK      DIFFERENCE
     Gross Coupon                                          4.83                               4.822          -0.008

4)   Normandy Plaza
                                                            RED                               BLACK      DIFFERENCE
     IO Period                                                1                                  13              12

5)   Murrieta Town Center                                   RED                               BLACK      DIFFERENCE
     Seasoning                                                3                                   0              -3
     Prepayment String                      LO(37),Def(80),O(4)                 LO(37),Def(77),O(7)

6)   West Ridge Corporate Campus                            RED                               BLACK      DIFFERENCE
     Prepayment String                      LO(37),Def(80),O(4)     LO(59),Greater1% or YM(58),O(4)
